GOLDMAN SACHS TRUST

Goldman Sachs Institutional Liquid Assets Portfolios

ILA Shares, ILA Administration Shares, ILA Service Shares and
ILA Cash Management Shares of:

Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Money Market Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio
Goldman Sachs Institutional Liquid Assets Federal Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio
(the “Funds”, or the “ILA Funds”)

ILA Class B Shares and ILA Class C Shares of:
Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio

Supplement dated March 1, 2010 to the
Prospectuses dated December 29, 2009 (the “Prospectuses”)

The Board of Trustees of Goldman Sachs Trust (the “Trust”) has approved a plan to consolidate the assets of the Funds with those of other similarly managed money market funds of the Trust by allowing shareholders of the Funds the opportunity to acquire shares of substantially similar Goldman Sachs money market funds in exchange for their current ILA Fund holdings (the “Consolidation”). This Consolidation may result in the movement of portfolio securities from ILA Funds to their prospective counterparts. Additional details of the Consolidation will be provided to Fund shareholders in the coming weeks.

After the Consolidation has been fully carried out, each Fund’s shareholders who have chosen to participate will hold shares of a substantially similar money market fund into which their Fund has been consolidated. The Funds will then be liquidated, and shareholders who have chosen not to participate in the Consolidation will receive a liquidating distribution in the amount of their investment. The Consolidation and subsequent liquidation described above will not include the Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio or the Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio—these portfolios will continue operations and are expected to be rebranded at a future date for inclusion in the Goldman Sachs Financial Square family of money market funds.

Effective as of the date of this Supplement, for those shareholders invested in Service Shares of Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio and Service, Class B and Class C Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio that are subject to a contingent deferred sales charge (“CDSC”), the CDSC will be waived for redemptions made prior to, during or after the Consolidation. For those shareholders that choose to participate in the Consolidation, no CDSC will be imposed in connection with the Consolidation, but the newly acquired shares will continue to be subject to any applicable CDSC of the original shares held.

All steps of the Consolidation and subsequent liquidation of the Funds are expected to be completed sometime after June 1, 2010 and on a date no later than August 31, 2010. It is currently anticipated that, until the Consolidation is carried out, new and existing Fund shareholders will continue to be able to purchase Fund shares and/or reinvest their dividends in additional Fund shares. The rights of Fund shareholders to redeem some or all of their shares will remain unchanged.

The above dates are subject to change at the discretion of the officers of the Trust.

This Supplement should be retained with your Prospectuses for future reference.

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ILACONSOLSTK 3-10